UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972)490-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

Item 8.01 Other Events.

As previously announced, Ashford Hospitality Trust, Inc. (the “Company”) filed a Registration Statement on Form S-4 on July 20, 2020, related to a proposed offer to exchange (the “Exchange Offers”) any and all of the outstanding shares of each series of the Company’s preferred stock listed below (collectively, the “Preferred Stock”) for, at the election of each holder, the consideration described in the Registration Statement on Form S-4, in the form of either cash or Company common stock, par value $0.01 (the “Common Stock”). On September 9, 2020, the Company filed with the Securities and Exchange Commission (the “SEC”) Amendment No. 2 to the Registration Statement on Form S-4 (as amended, the “Form S-4”) that updates the consideration expected to be offered to the holders of Preferred Stock in the Exchange Offers, as further described below. Holders of the Preferred Stock and the Common Stock are urged to review the Form S-4 in its entirety, which contains important information aboved the terms of the Exchange Offers.

If the Form S-4 is declared effective by the SEC and the Company launches the Exchange Offers, it is anticipated that each of the Exchange Offers will expire at 5:00 p.m., New York City time, on October 9, 2020, unless extended or terminated by the Company. As part of the Exchange Offers, the Company expects to solicit consent from the holders of each series of Preferred Stock to the amendment to the Company’s corporate charter (the “Charter”), to modify the terms of each such series of Preferred Stock (the “Proposed Amendments”). The Proposed Amendments will be required to be approved by the holders of 66 2/3% of the Common Stock outstanding and entitled to vote at a special meeting of holders of Common Stock (the “Special Meeting”). In order to effect the Proposed Amendments applicable to a series of Preferred Stock, the consent of holders of at least 66 2/3% of the outstanding shares of that series of Preferred Stock will be required to be obtained to effect the Proposed Amendment and the Exchange Offers with respect to that series of Preferred Stock. The Company anticipates holding the Special Meeting on October 6, 2020 to obtain the approval of the holders of Common Stock to the Proposed Amendments, as well as to approve the issuance of shares of Common Stock in the Exchange Offers, as required by the rules of the New York Stock Exchange (the “NYSE”). The record date for determining the stockholders of the Company who will be entitled to vote at the Special Meeting is expected to be September 9, 2020, as of the close of business of the NYSE.

The table below reflects the terms of the Exchange Offers in the Form S-4. In addition, the “Summary Historical and Unaudited Pro Forma Financial Information” section below reflects the summary historical and unaudited pro forma financial information of the Company to give effect of the Exchange Offers based on the consideration options described below.

Security	Shares Outstanding	Cash Option Per Share	Stock Option Per Share
8.45% Series D Cumulative Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”)	2,389,393	$7.75 in cash	5.58 shares of newly issued Common Stock
7.375% Series F Cumulative Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock”)	4,800,000	$7.75 in cash	5.58 shares of newly issued Common Stock
7.375% Series G Cumulative Preferred Stock, par value $0.01 per share (the “Series G Preferred Stock”)	6,200,000	$7.75 in cash	5.58 shares of newly issued Common Stock
7.50% Series H Cumulative Preferred Stock, par value $0.01 per share (the “Series H Preferred Stock”)	3,800,000	$7.75 in cash	5.58 shares of newly issued Common Stock
7.50% Series I Cumulative Preferred Stock, par value $0.01 per share (the “Series I Preferred Stock”)	5,400,000	$7.75 in cash	5.58 shares of newly issued Common Stock

Summary Historical and Unaudited Pro Forma Financial Information

The following information reflects summary historical and unaudited pro forma financial information of the Company to give the effect of the Exchange Offers. The unaudited pro forma financial information is presented for illustrative purposes only and does not necessarily indicate the financial position, results of operations or cash flows that would have been realized had the Exchange Offers been completed as of the dates indicated, and, accordingly, should not be relied upon as an indicator of our future performance. The selected historical and unaudited pro forma financial information has been derived from, and should be read in conjunction with, our historical consolidated financial statements incorporated by reference in this amendment, the prospectus supplement and the accompanying prospectus.

Primary Assumptions

The primary assumption made in preparing the unaudited pro forma information below is that our stockholders will approve the Proposed Amendments to our Charter to automatically reclassify and convert each share of Preferred Stock that remains outstanding after the closing of the Exchange Offers for each series of Preferred Stock into the All Stock Remainder Consideration for each series of Preferred Stock. The unaudited pro forma financial information has been adjusted resulting from the foregoing assumption to:

•	increase the number of outstanding shares of Common Stock by 13,332,813 for the full exchange of the Series D Preferred Stock effective as of the date of its original issuance on July 17, 2007;

•	increase the number of outstanding shares of Common Stock by 26,784,000 for the full exchange of the Series F Preferred Stock effective as of the date of its original issuance on July 8, 2016;

•	increase the number of outstanding shares of Common Stock by 34,596,000 for the full exchange of the Series G Preferred Stock effective as of the date of its original issuance on October 17, 2016;

•	increase the number of outstanding shares of Common Stock by 21,204,000 for the full exchange of the Series H Preferred Stock effective as of the date of its original issuance on August 18, 2017;

•	increase the number of outstanding shares of Common Stock by 30,132,000 for the full exchange of the Series I Preferred Stock effective as of the date of its original issuance on November 13, 2017;

•	exclude the unpaid dividends on the Preferred Stock because the effect of the pro forma adjustments is to reflect that the Preferred Stock was not issued; and

•	reflect the effect of the 1-for-10 reverse stock split completed on July 15, 2020 of our Common Stock.

	As of and for the Years Ended December 31,
	2019	2018	2017	2016	2015
Summary Historical Financial Information:
Weighted average common shares outstanding-basic	9,984	9,728	9,521	9,442	9,629
Weighted average common shares outstanding-dilutive	9,984	9,728	9,521	9,442	11,488
Book value per common share-basic	$(29.64)	$(11.54)	$7.12	$25.26	$43.33
Book value per common share-dilutive	(29.64)	(11.54)	7.12	25.26	46.63
Dividends declared per common share	3.00	4.80	4.80	4.80	4.80
Income (loss) from continuing operations available to common stockholders per share-basic	(15.77)	(17.52)	(13.02)	(9.49)	24.29
Income (loss) from continuing operations available to common stockholders per share-dilutive	(15.77)	(17.52)	(13.02)	(9.49)	23.45

	As of and for the Years Ended December 31,
	2019	2018	2017	2016	2015
Summary Unaudited Pro Forma Historical Financial Information:
Weighted average common shares outstanding-basic	136,033	135,777	135,570	135,492	135,678
Weighted average common shares outstanding- dilutive	136,033	135,777	135,570	135,492	135,678
Book value per common share-basic	$1.98	$3.33	$4.67	$5.84	$5.98
Book value per common share-dilutive	1.98	3.33	4.67	5.84	5.98
Dividends declared per common share	0.23	0.35	0.35	0.34	0.35
Income (loss) from continuing operations per share-basic	(1.04)	(1.14)	(0.66)	(0.45)	2.21
Income (loss) from continuing operations per share-dilutive	(1.04)	(1.14)	(0.66)	(0.45)	2.21

	As of and for the Six Months Ended June 30,
	2020	2019
Summary Historical Financial Information:
Weighted average common shares outstanding-basic	10,162	9,968
Weighted average common shares outstanding-dilutive	10,162	9,968
Book value per common share-basic	$(59.38)	$(19.88)
Book value per common share-dilutive	(59.38)	(19.88)
Dividends declared per common share	—	1.80
Income (loss) from continuing operations available to common stockholders per share-basic	(30.46)	(7.67)
Income (loss) from continuing operations available to common stockholders per share-dilutive	(30.46)	(7.67)
Summary Unaudited Pro Forma Historical Financial Information:
Weighted average common shares outstanding-basic	136,211	136,017
Weighted average common shares outstanding-dilutive	136,211	136,017
Book value per common share-basic	$(0.28)	$2.70
Book value per common share-dilutive	(0.28)	2.70
Dividends declared per common share	—	0.14
Income (loss) from continuing operations per share-basic	(2.49)	(0.50)
Income (loss) from continuing operations per share-dilutive	(2.49)	(0.50)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2020

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel and Secretary

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